Capital Management	12 Months Ended
Jun. 30, 2020
Disclosure of notes and other explanatory information [Abstract]
Capital Management
Capital Management

As at June 30, 2020, the capital structure of the Company consists of $2.7 billion (June 30, 2019 - $5.0 billion) in shareholders’ equity and debt.

The Company’s objectives when managing capital are to ensure that there are adequate capital resources to safeguard the Company’s ability to continue as a going concern and maintain adequate levels of funding to support ongoing operations and future growth such that the Company can continue to deliver returns to shareholders and benefits for other stakeholders.

From time to time, the Company may adjust its capital structure in light of changes in economic conditions and the risk characteristics of the Company’s underlying assets. In addition, the Company plans to use existing funds, as well as funds from the future sale of products to fund operations and expansion activities.

As disclosed in Note 16, the Company has various loan facilities in place. Certain loans are subject to financial covenants, which are generally in the form of leverage and liquidity ratios. As at June 30, 2020, the Company was not in compliance with all covenants under the Credit Facility and subsequently executed the Second Amendment to the First Amended and Restated Credit Agreement (Note 16(a)) to remedy the June 30, 2020 covenant breach and to ensure prospective compliance with covenants. The Company does not have any other externally imposed capital requirements.